Exhibit 99. B
EL PASO CORPORATION
Operating Statistics
First Quarter 2006
Table of Contents

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipeline Group
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration & Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Field Services
Earnings Before Interest Expense and Income Taxes	12

Corporate
Earnings Before Interest Expense and Income Taxes	13

Schedule of 2005 Significant Items	14

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended
	March 31,
	2006	2005
Operating revenues	$1,531	$1,088

Operating expenses
Cost of products and services	61	94
Operation and maintenance	334	411
Depreciation, depletion and amortization	272	269
Loss on long-lived assets	—	7
Taxes, other than income taxes	64	65

	731	846

Operating income	800	242

Equity earnings and other income	88	221

Earnings before interest expense, income taxes, and other charges	888	463

Interest and debt expense	348	343

Preferred interests of consolidated subsidiaries	—	6

Income before income taxes	540	114

Income taxes	165	1

Income from continuing operations	375	113

Discontinued operations, net of income taxes	(19)	(7)

Net income	356	106

Preferred stock dividends	10	—

Net income available to common stockholders	$346	$106

Earnings (losses) per common share
Basic
Income from continuing operations	$0.56	$0.18
Discontinued operations, net of income taxes	(0.03)	(0.01)

Net income	$0.53	$0.17

Diluted
Income from continuing operations	$0.52	$0.18
Discontinued operations, net of income taxes	(0.03)	(0.01)

Net income	$0.49	$0.17

Weighted average common shares outstanding
Basic	656	640

Diluted	724	642

Dividends declared per common share	$0.04	$0.04

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2006	2005
(In millions, except per common share amounts)	First	First	Second	Third	Fourth

Operating revenues	$1,531	$1,088	$1,169	$752	$961

Operating expenses
Cost of products and services	61	94	54	111	64
Operation and maintenance	334	411	385	454	782
Depreciation, depletion and amortization	272	269	284	270	277
Loss on long-lived assets	—	7	—	3	64
Taxes, other than income taxes	64	65	56	69	72

Total operating expenses	731	846	779	907	1,259

Operating income (loss)	800	242	390	(155)	(298)

Equity earnings and other income	88	221	48	63	249

Earnings (loss) before interest expense, income taxes and other charges	888	463	438	(92)	(49)

Interest and debt expense	348	343	333	337	341
Preferred interests of consolidated subsidiaries	—	6	3	—	—

Income (loss) before income taxes	540	114	102	(429)	(390)
Income taxes (benefit)	165	1	35	(136)	(151)

Income (loss) from continuing operations	375	113	67	(293)	(239)

Discontinued operations, net of income taxes	(19)	(7)	(305)	(19)	81
Cumulative effect of accounting changes, net of income taxes (1)	—	—	—	—	(4)

Consolidated net income (loss)	$356	$106	$(238)	$(312)	$(162)

Preferred stock dividends	10	—	8	9	10

Net income (loss) available to common stockholders	$346	$106	$(246)	$(321)	$(172)

Basic earnings (losses) per common share	$0.53	$0.17	$(0.38)	$(0.50)	$(0.26)
Diluted earnings (losses) per common share	$0.49	$0.17	$(0.38)	$(0.50)	$(0.26)

Basic average common shares outstanding	656	640	641	648	655
Diluted average common shares outstanding	724	642	643	648	655

(1)	$4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations.

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Pipeline Group	$837	$768	$653	$646	$716
Exploration & Production	466	439	452	449	447
Marketing and Trading	205	(175)	(21)	(389)	(211)
Power	1	23	54	2	3
Field Services (1)	—	48	28	45	2
Corporate and eliminations	22	(15)	3	(1)	4

Consolidated total	1,531	1,088	1,169	752	961

Depreciation, depletion and amortization
Pipeline Group	115	111	108	108	110
Exploration & Production	146	146	157	153	156
Marketing and Trading	1	1	1	1	1
Power	—	1	—	1	—
Field Services (1)	—	1	1	1	—
Corporate	10	9	17	6	10

Consolidated total	272	269	284	270	277

Operating income (loss)
Pipeline Group	438	362	262	207	188
Exploration & Production	191	180	175	167	149
Marketing and Trading	200	(186)	(32)	(404)	(233)
Power	(15)	(25)	26	(20)	(44)
Field Services (1)	—	2	(5)	(26)	13
Corporate	(14)	(91)	(36)	(79)	(371)

Consolidated total	800	242	390	(155)	(298)

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	478	412	309	272	233
Exploration & Production	199	183	176	169	168
Marketing and Trading	208	(185)	(30)	(398)	(224)
Power	3	(39)	(2)	(46)	(2)
Field Services (1)	—	182	(3)	(22)	128
Corporate	—	(90)	(12)	(67)	(352)

Consolidated total	$888	$463	$438	$(92)	$(49)

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets.

PIPELINE GROUP
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Operating revenues	$837	$768	$653	$646	$716

Operating expenses
Operation and maintenance	242	259	246	288	336
Depreciation, depletion and amortization	115	111	108	108	110
(Gain) loss on long-lived assets	—	(7)	(3)	—	45
Taxes, other than income taxes	42	43	40	43	37

Total operating expenses	399	406	391	439	528

Operating income	438	362	262	207	188

Equity earnings and other income	40	50	47	65	45

Earnings before interest expense and income taxes (EBIT)	$478	$412	$309	$272	$233

PIPELINE GROUP
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2006	2005
	First	First	Second	Third	Fourth

Tennessee Gas Pipeline	4,936	5,026	4,315	4,146	4,298
ANR Pipeline	4,527	4,947	3,686	3,705	4,074
Southern Natural Gas	2,151	2,243	1,735	2,005	1,955
El Paso Natural Gas (1)	4,094	4,055	4,089	4,332	4,374
Colorado Interstate Gas (2)	3,716	3,406	3,653	3,781	3,720
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50

Total	19,474	19,727	17,528	18,019	18,471

Equity Investments (Ownership Percentage)
Citrus (50%)	892	952	959	1,080	840
Great Lakes (50%)	1,250	1,223	1,140	1,109	1,281
Samalayuca & Gloria a Dios (50%)	215	209	214	217	207
San Fernando (50%)	475	475	475	475	475

Total	2,832	2,859	2,788	2,881	2,803

Total throughput	22,306	22,586	20,316	20,900	21,274

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION & PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Natural gas	$366	$353	$354	$354	$359
Oil, condensate and natural gas liquids (NGL)	90	85	96	105	85
Other (1)	10	1	2	(10)	3

Total operating revenues	466	439	452	449	447

Operating expenses
Depreciation, depletion and amortization	146	146	157	153	156
Cost of products and services (2)	22	13	12	11	11
Production costs (3)	64	55	59	72	75
General and administrative expenses	42	41	43	45	56
Restructuring costs	—	—	2	—	1
Taxes, other than production and income taxes	1	4	4	1	(1)

Total operating expenses	275	259	277	282	298

Operating income	191	180	175	167	149

Equity earnings and other income (4)	8	3	1	2	19

Earnings before interest expense and income taxes (EBIT)	$199	$183	$176	$169	$168

(1)	Includes Brazil’s mark-to-market loss of $10 million in the third quarter of 2005.

(2)	Includes transportation costs.

(3)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes).

(4)	Includes equity earnings from our investment in Four Star.

EXPLORATION & PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2006	2005
	First	First	Second	Third	Fourth

Natural Gas Sales Volumes from Continuing Operations (MMcf/d)
Onshore	297	226	267	288	290
Gulf of Mexico and South Louisiana	91	164	146	107	80
Texas Gulf Coast	164	186	182	164	166
International	26	48	40	42	41

Total Natural Gas Sales Volumes from Continuing Operations	578	624	635	601	577
Total Natural Gas Sales Volumes from Discontinued Operations (1)	—	5	1	—	—

Total Natural Gas Sales Volumes	578	629	636	601	577

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls/d)
Onshore	6	4	5	6	7
Gulf of Mexico and South Louisiana	7	11	12	9	5
Texas Gulf Coast	5	7	7	6	5
International	1	2	2	2	2

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	19	24	25	22	18
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations	—	—	—	—	—

Total Oil, Condensate and NGL Sales Volumes	19	24	25	22	18

Equivalent Sales Volumes from Continuing Operations (Mmcfe/d)
Onshore	334	247	294	324	332
Gulf of Mexico and South Louisiana	133	232	218	161	107
Texas Gulf Coast	195	228	222	199	196
International	32	59	50	51	51

Total Equivalent Sales Volumes from Continuing Operations	694	766	784	736	686
Total Equivalent Sales Volumes from Discontinued Operations (1)	—	5	1	—	—

Total Equivalent Sales Volumes	694	771	785	736	686

Unconsolidated Affiliate Volumes (Four Star) (2)
Natural Gas (MMcf/d)	50	—	—	17	55
Oil, Condensate and NGL (MBbls/d)	3	—	—	1	3
Total Equivalent Sales Volumes (Mmcfe/d)	71	—	—	23	73

Weighted Average Realized Prices (3)
Natural gas including hedges ($/Mcf)	$6.79	$6.10	$5.96	$6.22	$6.55
Natural gas excluding hedges ($/Mcf)	$7.53	$5.53	$6.18	$7.56	$10.33
Oil, condensate and NGL including hedges ($/Bbl)	$50.00	$39.11	$41.80	$50.17	$50.27
Oil, condensate and NGL excluding hedges ($/Bbl)	$51.35	$39.45	$42.48	$51.28	$51.63

Production cost ($/Mcfe)
Average lease operating cost	$0.73	$0.61	$0.76	$0.74	$0.76
Average production taxes	$0.29	$0.19	$0.07	$0.32	$0.42

Total production cost	$1.02	$0.80	$0.83	$1.06	$1.18

Average general and administrative cost ($/Mcfe)	$0.67	$0.59	$0.61	$0.65	$0.90
Unit of production depletion cost ($/Mcfe)	$2.20	$2.00	$2.05	$2.11	$2.25

(1)	Includes Hungary.

(2)	Includes our equity investment in Four Star Oil & Gas Company.

(3)	Prices are stated after transportation costs.

MARKETING AND TRADING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$205	$(175)	$(21)	$(389)	$(211)

Operating expenses
Operation and maintenance	3	10	9	14	21
Depreciation, depletion and amortization	1	1	1	1	1
Taxes, other than income taxes	1	—	1	—	—

Total operating expenses	5	11	11	15	22

Operating income (loss)	200	(186)	(32)	(404)	(233)

Other income	8	1	2	6	9

Earnings (loss) before interest expense and income taxes (EBIT)	$208	$(185)	$(30)	$(398)	$(224)

MARKETING AND TRADING
OPERATING DATA

	2006	2005
($ in millions)	First	First	Second	Third	Fourth

Price Risk Management Statistics
Forward Trading Book	$(540)	$46	$36	$(270)	$(753)

Average VAR (1)	$43	$20	$23	$42	$58

Physical Gas Delivery (BBtu/d)	1,186	1,534	1,597	1,564	1,185
Physical Power Sales (MMWh)	10,392	15,096	14,505	15,458	13,773
Financial Settlements (BBtue/d)	5,759	8,081	7,595	6,810	6,716

Analysis of Price Risk Management Activities and Forward Book
     Trading Portfolio Value at Risk:

	March 31, 2006
	Total Trading	MTM
One Day VAR-95% Confidence Level at 3/31/06	$30	$24
Average VAR-95% Confidence Level during 2006	$43	$35
High VAR-95% Confidence Level during 2006	$52	$48
Low VAR-95% Confidence Level during 2006	$30	$24

	March 31, 2006
	Forward	Return of Cash	Total Cash
Risk Management Assets and Liabilities	Trading Book	Collateral (2)	Expectations (3)
Mark to Market Value and Cash Liquidation	(In millions)
2007	$(47)	$50	$3
2008	(91)	(70)	(161)
2009	(48)	(60)	(108)
2010	(56)	(30)	(86)
2011	(57)	3	(54)
Remainder	(241)	165	(76)

Total	$(540)	$58	$(482)

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level and includes MTM and accrual based contracts.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration & Production segment’s non-trading book.

(3)	Estimated discounted value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, was $(339) million at March 31, 2006.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$—	$10	$52	$1	$—

Operating expenses
Operation and maintenance	14	20	25	19	25
Depreciation, depletion and amortization	—	1	—	1	—
Loss on long-lived assets	—	13	1	—	19
Taxes, other than income taxes	1	1	—	1	—

Total operating expenses	15	35	26	21	44

Operating income (loss)	(15)	(25)	26	(20)	(44)

Equity earnings and other income (expense)	18	(14)	(28)	(26)	42

Earnings (loss) before interest expense and income taxes (EBIT)	$3	$(39)	$(2)	$(46)	$(2)

EBIT by Region:
Domestic power	$(6)	$12	$44	$(161)	$(9)
International power	10	(30)	(37)	122	(11)
Power G&A	(1)	(21)	(9)	(7)	18

Total Power	$3	$(39)	$(2)	$(46)	$(2)

Discontinued operations — EBIT	$(15)	$(11)	$(379)	$5	$(121)

FIELD SERVICES (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005
(In millions)	First	Second	Third	Fourth

Gross Margin	$3	$7	$7	$8

Operating expenses
Operation and maintenance	(1)	4	29	(5)
Depreciation, depletion and amortization	1	1	1	—
Loss on long-lived assets	1	6	3	—
Taxes, other than income taxes	—	1	—	—

Total operating expenses	1	12	33	(5)

Operating income (loss)	2	(5)	(26)	13

Equity earnings and other income	180	2	4	115

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$128

Discontinued operations — EBIT	$9	$12	$9	$392

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets; therefore, Field Services is not reported as a segment in 2006.

CORPORATE (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006	2005
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$9	$19	$16	$8	$11

Operating expenses
Operation and maintenance	12	96	34	80	362
Depreciation, depletion and amortization	10	9	17	6	10
Gain on long-lived assets	—	—	(4)	—	—
Taxes, other than income taxes	1	5	5	1	10

Total operating expenses	23	110	52	87	382

Operating loss	(14)	(91)	(36)	(79)	(371)

Equity earnings and other income	14	1	24	12	19

Earnings (loss) before interest expense and income taxes (EBIT)	$—	$(90)	$(12)	$(67)	$(352)

EBIT by Business Unit:
Telecom	$2	$—	$8	$(2)	$2
Corporate	(2)	(90)	(20)	(65)	(354)

Total EBIT	$—	$(90)	$(12)	$(67)	$(352)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

EL PASO CORPORATION
SCHEDULE OF 2005 SIGNIFICANT ITEMS (1)
(UNAUDITED)

	2005
(In millions)	First	Second	Third	Fourth

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	$1
Facility closures	—	27	—	—

Total restructuring costs	1	29	—	1

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	14	6	3	50
Long-lived assets net (gain) loss on sales	—	(5)	—	14

Total (gain) loss on long-lived assets	14	1	3	64

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	15
Equity investments net (gain) loss on sales	(204)	(1)	(110)	(113)
Cost basis investments impairment and gain on sales	—	—	—	(40)

Total (gain) loss on investments	(119)	87	49	(138)

Western Energy Settlement	59	—	—	—
Gas supply contract termination	—	—	28	—

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)

Significant Items impacting EBIT by segment:
Pipeline Group	$—	$(2)	$(1)	$46
Exploration & Production	—	2	—	1
Power	74	89	50	(8)
Field Services	(179)	6	31	(112)
Corporate	60	22	—	—

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)

(1)	Beginning with the first quarter of 2006, we are no longer reporting significant items in the Operating Statistics.